ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
Exhibit 99.3
Fee Revenues
(1)
4Q08 4Q09 FY08 FY09 Type
Proxy
Equities 183.9 $    189.7 $    256.0 $    268.4 $    RC
Stock Record Position Growth 2% -2% 2% -2%
Pieces 216.6 211.3 297.8 288.0
Mutual Funds 27.6 $     20.4 $     92.1 $     55.0 $     ED
Pieces 68.0 25.7 176.6 73.5
Contests/Specials 8.0 $       8.1 $       19.7 $     26.9 $     ED
Pieces 7.9 8.5 21.2 30.8
Total Proxy 219.5 $    218.2 $    367.8 $    350.3 $
Total Pieces 292.5 245.5 495.6 392.3
Notice and Access Opt-in % 31% 49% 28% 50%
Suppression % - - 49% 50%
Interims Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses)
17.3 $     18.9 $     73.9 $     78.1 $     RC
Position Growth 6% 0% 9% 4%
Pieces 102.3 106.1 401.1 440.5
Mutual Funds (Supplemental Prospectuses) & Other 9.9 $       12.0 $     48.9 $     58.0 $     ED
Pieces 60.2 67.6 301.3 349.6
Total  Interims 27.2 $     30.9 $     122.8 $    136.1 $
Total Pieces 162.5 173.7 702.4 790.1
Transaction
Transaction Reporting 31.6 $     30.9 $     124.6 $    132.0 $    RC
Reporting
Fulfillment
Post-Sale Fulfillment 19.0 $     19.2 $     70.4 $     72.9 $     RC
Pre-Sale Fulfillment 9.4 $       9.3 $       37.5 $     36.6 $     ED
Total Fulfillment 28.4 $     28.5 $     107.9 $    109.5 $
Other
Other
(2)
14.9 $     12.5 $     44.3 $     46.3 $     ED
Communications
Total Fee Revenues 321.6 $    321.0 $    767.4 $    774.2 $
Total Distribution Revenues 308.3 $    266.0 $    807.8 $    756.8 $
Total Net Revenue as reported - GAAP 629.9 $    587.0 $    1,575.2 $ 1,531.0 $ FY10 Ranges
Low High
Sales 1% 2% 1% 1% 2% 2%
Losses 0% -1% -1% 0% 0% 0%
Key
Net New Business 1% 1% 0% 1% 2% 2%
Revenue
Internal growth 4% 0% 3% 0% 0% 1%
Drivers
Event-Driven -1% -1% 0% -1% 2% 4%
Acquisitions 0% 0% 0% 0% 1% 1%
Distribution -2% -7% -1% -3% 3% 5%
TOTAL 2% -7% 2% -3% 8% 13%
(1) As of 4Q09, these items represent fee revenues only and exclude distribution revenues which are set out separately.  The historical numbers have been adjusted to exclude distribution revenues.
(2) Other includes 2.5M pieces for 4Q08, 12.6M pieces for FY08, 3.4M pieces for 4Q09 and 14.4M pieces for FY09 primarily related to corporate actions

FY10 Ranges
Low High
SPS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
4Q08 4Q09 FY08 FY09 Type
Equity
Transaction-Based Equity Trades 66.5 $      62.9 $      261.5 $    260.4 $    RC
Internal Trade Volume 1,452 1,557 1,473 1,557
Growth 7% 6%
Trade Volume (Average Trades per Day in '000)
(1)(2)
1,562 1,604 1,559 1,648
Non-Transaction Other Equity Services 46.2 $      48.7 $      177.2 $    191.7 $    RC
Total Equity 112.7 $    111.6 $    438.7 $    452.1 $
Fixed Income
Transaction-Based Fixed Income Trades 13.3 $      12.3 $      51.1 $      52.3 $      RC
Internal Trade Volume 264 252 232 257
Growth -4% 11%
Trade Volume (Average Trades per Day
in '000)
266 294 237 294
Non-Transaction Other Fixed Income Services 7.3 $       7.1 $       24.6 $      29.4 $      RC
Total Fixed Income 20.5 $      19.4 $      75.7 $      81.7 $
Total Net Revenue as reported - GAAP 133.3 $    131.1 $    514.4 $    533.8 $
Sales 5% 3% 4% 5%
6% 7% Losses -7% -5% -7% -4%
-6% -6%
Key
Net New Business -2% -2% -3% 1%
0% 1%
Revenue
Transaction & Non-transaction 6% 3% 9% 5%
-1% 0%
Drivers
Concessions -2% -4% -4% -3%
-4% -4%
Internal growth 4% -1% 5% 2%
-5% -4%
Acquisitions 0% 1% 0% 1%
0% 0%
TOTAL 2% -2% 2% 4%
-5% -3%
(1) As of 1Q09, Equity Trade volume adjusted to exclude trades processed under fixed priced contracts.  Management believes excluding this trade volume presents a stronger correlation between trade volume and Equity Trade revenue.
(2) As of 2Q09, Equity Trade volume excluded trades per day for Lehman Brothers, Inc. to reflect the loss of the Lehman business and to provide a better historical comparison.
3% 12%
23%
19%

COS Key Segment Revenue Stats
RC= Recurring
4Q08 4Q09 FY08 FY09 Type
Clearing
Net Interest Income 5.4 $         2.1 $         27.1 $       13.0 $       RC
Average Margin Debits 830.2 $       478.5 $       898.3 $       638.0 $
Clearing Fees/Other 13.2 $       18.1 $       49.6 $       63.3 $       RC
Internal Trade Volume (in '000) 32.6 39.7 31.9 34.2
Trade Volume (Average Trades per Day in '000) 49.0 80.0 47.5 63.8
Outsourcing
Outsourcing 4.9 $         5.7 $         19.1 $       25.1 $       RC
# of Clients 5 6 5 6
23.5 $       25.9 $       95.8 $       101.4 $     FY10 Ranges
Low High
Sales 10% 32% 13% 26% 14% 17%
Losses -12% -5% -12% -4% -4% -4%
Net New Business -2% 27% 1% 22% 10% 13%
Key
Non-interest Internal Growth 6% 2% 7% 3% -2% -1%
Revenue
Concessions -1% -5% -2% -3% -4% -4%
Drivers
Internal growth (Net Excl. Interest) 5% -3% 5% 0% -6% -5%
Federal Funds -9% -5% -4% -8% -2% -1%
Other Net Interest Income (Primarily Balances) -2% -9% 0% -8% -3% -3%
Net Interest Income -11% -14% -4% -16% -5% -4%
TOTAL -8% 10% 2% 6% -1% 4%
ED= Event-Driven
Total Net Revenue as reported - GAAP